UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 24, 2008

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 99.1 is a transcript of a conference call hosted by Ligand Pharmaceuticals Incorporated (“Ligand”) and Pharmacopeia, Inc. (the “Company”) on Wednesday, September 24, 2008 at 5:30 pm EDT to discuss the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of September 24, 2008, by and among Ligand, the Company, Margaux Acquisition Corp., a wholly owned subsidiary of Ligand, and Latour Acquisition, LLC, a wholly owned subsidiary of Ligand, pursuant to which Ligand will acquire the Company.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

(d)	Exhibits.

Exhibit No.	Description

99.1	Transcript from Investor Conference Call held on September 24, 2008.

Additional Information and Where to Find It

Ligand intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a proxy statement of the Company and other relevant materials in connection with the proposed transaction. The proxy statement will be mailed to the Company’s stockholders. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the Company, Ligand and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Ligand or the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Ligand by going to Ligand’s Investor Relations website at www.ligand.com. Investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate website at www.pharmacopeia.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed transaction. Information about the Company’s executive officers and directors and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2008 annual meeting of stockholders, which was filed with the SEC on March 24, 2008. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the proposed transaction by reading the proxy statement regarding the Merger, which will be filed with the SEC.

Ligand and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed transaction. Information concerning Ligand’s directors and executive officers is set forth in Ligand’s proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 29, 2008, and annual report on Form 10-K filed with the SEC on March 5, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

	By:	/s/ Stephen C. Costalas
Stephen C. Costalas, Executive Vice President, Corporate Development, General Counsel and Secretary

Date: September 25, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript from Investor Conference Call held on September 24, 2008.